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                                                                    EXHIBIT 10.7

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT made and entered into as of the 29th day of September, 1995, by and between UNITED BANK AND TRUST COMPANY, a banking corporation incorporated under the laws of the State of Florida (the "Bank") and WARD J. CURTIS, JR., (the "Employee").

WHEREAS, the Bank has organized and operates a trust department (hereinafter the "Trust Department");

WHEREAS, the Bank desires to enter into an employment relationship with the Employee to obtain the services of the Employee for its Trust Department, on terms and conditions set forth herein; and

WHEREAS, the Employee is willing to accept such employment;

NOW, THEREFORE, the Parties hereto, in consideration of the mutual covenants and promises hereinafter contained, do hereby agree as follows:

1. EMPLOYMENT. The Bank hereby employs Employee in its Trust Department in the capacity of President and CEO, Trust and Investment Division, or another position within the Bank's Trust Department of the same or greater stature, as the Bank may direct or desire from time to time.

2. DUTIES. The Employee's principal duties and responsibilities shall be those that are usual and customary for the Employee's position and as provided from time to time by the Board of Directors or Chief Executive Officer of Bank.

3. ACCEPTANCE. Employee hereby accepts the employment, on the terms and conditions herein set forth. Employee agrees to perform such services and duties and hold such offices as may be assigned to him from time to time by the Bank and to devote his full business time, energies and best efforts to the performance thereof to the exclusion of all other business activities, except such activities as the Bank may consent to in writing.

4. TERM. The term of employment shall begin on the date hereof, with the Employee's commencing full-time work on that date in the Bank's Trust Department and shall continue until terminated as herein provided.

5. FACILITIES. The Bank shall provide the Employee with an office, staff, stenographic help, equipment and other services and facilities reasonably required and suitable for the performance of the Employee's duties hereunder.

6. SALARY. As compensation for the services to be rendered by the Employee to the Bank pursuant to this Agreement, the Employee shall be paid the following annualized salary as basic compensation: One Hundred Twenty Five Thousand Dollars


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($125,000), payable pro rata in equal monthly, or more frequent installments (in accordance with the pay practices of the Employer), in arrears, for each month for which services are rendered, or such higher compensation as may be established by the Bank from time to time.

7. EXPENSES. The Bank shall pay or reimburse the Employee for the reasonable and necessary business expenses of the Employee, provided that the same have been approved by the Bank in accordance with its policies from time to time established.

8. EMPLOYEE BENEFIT PLANS. The Employee shall be eligible to participate, to the extent he may be eligible, in any profit sharing, retirement, group insurance or other employee benefit plan maintained by the Bank. The Bank reserves the right to amend or cancel such benefit plans from time to time, provided that all eligible personnel are similarly treated.

9. STOCK OPTIONS. The Employee shall participate in the Trust Department Stock Option Plan, a copy of which is annexed hereto as an Exhibit.

10. VACATIONS AND LEAVE. The Employee shall be entitled to the same vacation and leave time as the other executive officers of the Bank.

11. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The Employee acknowledges that in and as a result of his employment by the Bank, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to such matters as the Bank's proprietary information, trade secrets, systems, procedures, manuals, confidential reports, lists of customers and data about customer (which are deemed for all purposes confidential and proprietary), as well as the nature and type of services rendered by the Bank, the methods used and preferred by the Bank's customers, and the fees paid by them. As a material inducement to the Bank to enter into this Agreement and to pay to Employee the compensation stated in this Agreement, Employee covenants and agrees that the Employee shall not, at any time during or following the term of his employment, directly or indirectly divulge or disclose for any purpose whatsoever any confidential information that has been obtained by, or disclosed to, Employee as a result of employment by the Bank. In the event of a breach or threatened breach by Employee of any of the provisions of this Paragraph, the Bank, in addition to and not in limitation of, any other rights, remedies, or damages available to the Bank at law or in equity, shall be entitled to a permanent injunction in order to prevent or restrain any such breach by the Employee or by Employee's partners, agents, representatives, servants, employers, employees, family members and/or any and all persons directly or indirectly acting for or with Employee.



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12. COVENANTS AGAINST COMPETITION. The Employee acknowledges that the services the Employee is to render are of a special and unusual character with a unique value to the Bank, the loss of which cannot adequately be compensated by damages in an action at law. In view of the unique value to the Bank of the services of Employee and because of the confidential information to be obtained by or disclosed to Employee, as hereinabove set forth, and as a material inducement to the Bank to enter into this Agreement and to pay to Employee the compensation provided for in this Agreement, Employee covenants and agrees that during Employee's employment by Bank, and/or Parent Corporation, and thereafter, the Employee will not: (x) through a period ending TWO [2] YEARS after employment ceases, compete with the Bank in Pinellas County, Florida, or (y) through a period ending TWO [2] YEARS after employment ceases, solicit from any customer, or provide to any customer, commercial banking or trust business services or products, wherever such customers may be located, or (z) through a period ending TWO (2) YEARS after employment ceases, directly or indirectly solicit for employment, or employ, any of the Bank's or Parent Corporation's employees. For purposes of this Paragraph:

         a. the term "compete" means engaging in any business similar to, or competitive with, the Bank's commercial banking or trust business in any manner whatsoever (other than as a passive investor), including without limitation, as a proprietor, partner, investor, shareholder, director, officer, employee, consultant, independent contractor, or otherwise.

         b. the term "customer" means each person to whom the Bank has sold or delivered for compensation any trust business or commercial banking business product or service within a period of TWO (2) YEARS prior to the time the Employee ceases to be employed by the Bank or Parent Corporation.

         c. the term "trust business" means the trust business of the Bank, as then constituted and permitted under Florida law, presently defining trust business in Section 658.12, Florida Statutes.

         d. the term "commercial banking business" means the commercial banking business of the Bank, as then constituted and permitted under Florida law, presently defining commercial banking business in Section 658.12, Florida Statutes.

         e. the term "Parent Corporation" means Pinellas Bancshares Corp., its successors or assigns.

This covenant is made in accordance with Florida Statutes 542.33(2)(a). This covenant is cumulative to the covenant made by the Employee as a "Stockholder" under the AGREEMENT AND PLAN OF REORGANIZATION, FORWARD TRIANGULAR MERGER between the Employer, Employee, and others. This Employment Agreement is an exhibit to that contract.


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Provided, however, paragraph 12.(X) shall not apply after 2002 in the event this
Agreement is terminated by Corporation upon its notice delivered to Employee under paragraph 14. F. of this Agreement. The passive ownership of interests in banks, trust companies, or bank holding companies that does not exceed five percent (5%) of the issued and outstanding equity ownership of such companies shall not be deemed to be a violation of the covenants of this paragraph 12.
This covenant shall not apply after the Employee, alone or with others, purchases the Employer's Trust Department, or after there has been a "Change of Control," in accordance with the FIRST RIGHT OF REFUSAL AGREEMENT, which is Exhibit H to the AGREEMENT AND PLAN OF REORGANIZATION, FORWARD TRIANGULAR MERGER referenced above.

13. Remedies for Breach of Employee's Covenants of Non-Disclosure and Non-Competition. In the event of a breach or threatened breach of any of the covenants in Paragraphs entitled Non-Disclosure of Confidential Information and Covenants Against Competition, the Bank shall have the right to seek monetary damages for any past breach and equitable relief, including specific performance by means of an injunction against the Employee or against the Employee's partners, agents, representatives, servants, employers, employees, family members and/or any and all persons acting directly or indirectly by or with him, to prevent or restrain any further breach.

14. TERMINATION. Employment of the Employee under this Agreement will be terminated:

         a.       By the Employee's death.

         b.       If the Employee is Totally Disabled.

                  i. For the purposes of this Agreement, the Employee will be Totally Disabled if the Employee (1) has been declared legally incompetent by a final court decree (the date of such decree being deemed to be the date on which the disability occurred), (2) receives disability insurance benefits from any disability income insurance policy maintained by the Bank for a period of six
(6) consecutive months, or (3) has been found to be disabled pursuant to a Disability Determination.

                  ii. A Disability Determination means a finding that the Employee, because of a medically determinable disease, injury, or other mental or physical disability, is unable to perform substantially all of his regular duties to the Bank and that such disability has lasted at least, SIX (6) MONTHS. The Disability Determination shall be based on the written opinion of the physician regularly attending the Employee whose disability is in question.

                  iii. If the Bank disagrees with the opinion of this physician (the "First Physician"), it may engage at its own expense another physician (the "Second Physician") to examine the


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Employee. If the First and Second Physicians agree in writing that the Employee is or is not disabled, their written opinion shall, except as otherwise set forth in this subsection, be conclusive on the issue of disability.

                  iv. If the First and Second Physicians disagree on the disability of the Employee, they shall choose a third consulting physician (whose expense shall be borne by the Bank), and the written opinion of a majority of these three physicians shall, except as otherwise provided in this subsection, be conclusive as to the Employee's disability. The date of any written opinion conclusively finding the Employee to be disabled is the date of which the disability will be deemed to have occurred.

                  v. If there is a conclusive finding that the Employee is not Totally Disabled, the Bank shall have the right to request additional Disability Determinations provided it agrees to pay all the expenses of the Disability Determinations and does not request an additional Disability Determination more frequently than once every six (6) months.

                  vi. In conjunction with a Disability Determination, the Employee hereby consents to any required medical examination, and agrees to furnish any medical information requested by any examining physician and to waive any applicable physician-patient privilege that may arise because of such examination.

                  vii. All physicians except the First Physician must be board-certified in the specialty most closely related to the nature of the disability alleged to exist.

         c. At the election of the Employee upon six (6) months advance notice.

         d. By mutual agreement of the Employee and the Bank.

         e. By the Bank for Just Cause. For purposes of this Agreement, "Just Cause" shall mean only the following:

                  i. a final non-appealable conviction of or a plea of guilty or nolo contendere by the Employee to a felony or misdemeanor involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against the Bank or others,

                  ii. habitual neglect of the Employee's duties or failure by the Employee to perform or observe any substantial lawful obligation of such employment that is not remedied within thirty (30) days after written notice thereof from the Bank or its Board of Directors, or

                  iii. any material breach by the Employee of this Agreement that is not remedied within thirty (30) days after written notice thereof from the Bank or its Board of Directors.



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         f. On or after December 31, 2002, by either party, upon not less than three (3) months notice to the other.

15. RESIGNATION FROM OFFICES UPON TERMINATION. In the event of termination of this Agreement other than for death, the Employee hereby agrees to resign from all positions held in the Bank, other than that of director. Positions to be resigned include without limitations, any position as officer, agent, trustee or consultant of the Bank or any affiliate of the Bank. If at the time of termination the Employee is a member of the Board of Directors of Bank, or any affiliate of Bank, the Employee shall also resign as director thereof if termination hereunder is for Just Cause.

16. WAIVER. A Party's failure to insist on compliance or enforcement of any provision of this Agreement, shall not affect the validity or enforceability or constitute a waiver of future enforcement of that provision or of any other provision of this Agreement by that Party or any other Party.

17. GOVERNING LAW. This Agreement shall in all respects be subject to, and governed by, the laws of the State of Florida.

18. SEVERABILITY. The invalidity or unenforceability of any provision in the Agreement shall not in any way affect the validity or enforceability of any other provision and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been in the Agreement.

19. NOTICE. Any and all notices required or permitted herein shall be deemed delivered if delivered personally or if mailed by registered or certified mail to the Bank at its principal place of business and to the Employee at the address hereinafter set forth following the Employee's signature, or at such other address or addresses as either Party may hereafter designate in writing to the other.

20. ASSIGNMENT. The rights and benefits of either of the Parties under this Agreement may not be assigned, nor the burdens delegated, without the prior written consent of the other Party.

21. AMENDMENTS. This Agreement may be amended at any time by mutual consent of the Parties hereto, with any such amendment to be invalid unless in writing, signed by the Bank and the Employee.

22. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between the Employee and the Bank with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, relating to the employment of the Employee by the Bank not contained herein shall be of any force or effect. The terms and provisions of any employee manual or handbook are not a part of this Agreement.


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23. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, the Bank and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

24. REFERENCES TO GENDER AND NUMBER TERMS. In construing this Agreement, feminine or number pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

25. HEADINGS. The various headings in this Agreement are inserted for convenience only and are not part of the Agreement.

IN WITNESS WHEREOF, the Bank and Employee have duly executed this Agreement as of the day and year first above written.

UNITED BANK AND TRUST COMPANY

BANK:


By:
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Its:
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Address of Bank for Notice Purposes:
5801-49th Street North, St. Petersburg, FL 33709

EMPLOYEE:


                            (SEAL)
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Address of Employee for Notice Purposes:

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